                                                                   Exhibit 99(d)

          COMMON SHARES                                                            Shares
          OF BENEFICIAL INTEREST

Number    PAR VALUE $.001

          ORGANIZED UNDER THE LAWS
          OF THE STATE OF DELAWARE

          The Shares represented by this certificate may not be owned or           THIS CERTIFICATE
          transferred, directly or indirectly, by or to (I) the United             IS TRANSFERABLE IN
          States, or any state or political subdivision thereof, any               BOSTON OR IN NEW YORK CITY
          foreign  government, any international organization, or any agency or instrumentality of any of the foregoing, (II) any
          organization (other than a farmer's cooperative described in             CUSIP
          Section 521 of the Internal Revenue Code of 1988, as amended             SEE REVERSE FOR CERTAIN DEFINITIONS
          (the "Code")) that is exempt from the tax imposed by 28 U.S.C.
          Sections 1-1399 and not subject to the tax imposed by 28 U.S.C.
          Section 511; or (III) any rural electric or telephone cooperative described in Section 1381(A)(2)(C) of the Code.

                   BLACKROCK FLORIDA MUNICIPAL 2020 TERM TRUST


     THIS CERTIFIES THAT


     IS THE OWNER OF


          FULLY PAID AND NONASSESSABLE COMMON SHARES OF BENEFICIAL INTEREST OF


     BlackRock Florida Municipal 2020 Term Trust, transferable on the books of the Trust by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all of the provisions of the Trust, as amended from time to time, to all of which the holder by acceptance hereof assents. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

          Witness the facsimile signatures of the duly authorized officers of the Trust.

     DATED:

     COUNTERSIGNED AND REGISTERED:
       EQUISERVE TRUST COMPANY N.A.
                     (BOSTON)
BY          TRANSFER AGENT AND REGISTRAR

              AUTHORIZED SIGNATURE            SECRETARY                PRESIDENT

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     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM  -   as tenants in common            UNIF GIFT MIN ACT--_________Custodian_________
     TEN ENT  -   as tenants by the entireties                         (Cust)            (Minor)
     JT TEN   -   as joint tenants with right
                  of survivorship and not as                         Act________________________
                  tenants in common                                            (State)

     Additional abbreviations may also be used though not in the above list.

For Value Received ____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

________________________________________________________________________________
        (NAME AND ADDRESS OF TRANSFEREE SHOULD BE PRINTED OR TYPEWRITTEN)

________________________________________________________________________________

______________________________________Common Shares of Beneficial Interest
represented by the within Certificate and do hereby irrevocably constitute and appoint

______________________________________Attorney to transfer the said shares on the books of the within-named Trust, with full power of substitution in the premises.

Dated
     -------------


                               X
                                ------------------------------------------------


                               X
                                ------------------------------------------------
                       NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed


By
  -------------------------------------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR
INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.

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